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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                December 2, 2004

                         Commission file number 1-13163
                                   ___________

                                YUM! BRANDS, INC.
             (Exact name of registrant as specified in its charter)

            North Carolina                                   13-3951308
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(State or other jurisdiction                            (IRS Employer
of incorporation or organization)                       Identification No.)


              1441 Gardiner Lane, Louisville, Kentucky                  40213
         (Address of principal executive offices)                     (Zip Code)


       Registrant's telephone number, including area code: (502) 874-8300



        Former name or former address, if changed since last report: N/A


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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Section 8 - Other Events

         Item 8.01   Other Events

         On December 2, 2004 YUM! Brands, Inc. issued a press release reporting Period 12 sales for its portfolio of International and U.S. businesses. The Company also confirmed its earnings guidance for 2004 and discussed its 2005 forecast.

Section 9 - Financial Statements and Exhibits

         Item 9.01  Financial Statements and Exhibits

                    (c) Exhibits
                        99.1 Press Release dated December 2, 2004 from YUM! Brands, Inc.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           YUM! BRANDS, INC.
                                           -----------------
                                             (Registrant)




Date:    December 2, 2004                   /s/ Gregory N. Moore
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                                            Senior Vice President and Controller
                                           (Principal Accounting Officer)